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EXHIBIT 10.11.5

AMENDMENT FOUR TO THE SUPPLEMENTAL BENEFIT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

        THIS AMENDMENT to The Coca-Cola Company Supplemental Benefit Plan (the "Plan") is adopted by The Coca-Cola Company Benefits Committee (the "Committee").

W I T N E S S E T H:

        WHEREAS, Section 6.4 of the Plan provides that the Committee may amend the Plan at any time;

        WHEREAS, the Committee wishes to amend the Plan to add a participating subsidiary;

        NOW, THEREFORE, the Committee hereby amends the Plan as follows:

  Effective January 1, 2005, Appendix A is hereby amended to add an additional Participating Subsidiary as follows:

  Coca-Cola Properties, LLC, effective January 1, 2005

        IN WITNESS WHEREOF, the Committee has adopted this Amendment Four on the date shown below, but effective as of the dates indicated above.

THE COCA-COLA COMPANY BENEFITS COMMITTEE
Date	12/15/04	By	/s/ BARBARA S. GILBREATH

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AMENDMENT FOUR TO THE SUPPLEMENTAL BENEFIT PLAN AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002